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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 14, 2005

Daybreak Mines, Inc.

(Exact Name of Registrant as Specified in its Charter)

Washington	000-50107	91-0626366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 370, 805 Mullan Avenue, Osburn ID	83849
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (208) 556-1139ex2

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (6-04)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF OFFICERS

Effective as of March 14, 2005, Dale B. Lavigne was elected to our board of directors. Mr. Dale Lavigne has served in the past as either a Director or an Officer of Daybreak Mines from 1967 to 2004. He also has extensive experience with mineral exploration companies that have become inactive shell companies. He has also served as the Chairman and a Director of the Osburn Drug Company, Inc. for the past 48 years. Mr. Lavigne is also the former Chairman of the First National Bank of North Idaho and a former member of the Gonzaga University Board of Regents. He is a graduate of the University of Montana with a B.S. Degree in Pharmacy.

In addition, effective as of March 14, 2005, Ronald D. Lavigne was elected to our board of directors. Mr. Ronald Lavigne has served in the past as a Director of Daybreak Mines from 2000 to 2004. He also has served as a director and officer of various other public non-reporting inactive mineral exploration companies. The term “public non-reporting” refers to the fact that the company has a history of being traded in the over-the-counter market with public information available under Rule 15c2-11 of the Securities Exchange Act of 1934 as opposed to a company which is required to file periodic reports under the Securities Exchange Act of 1934. Mr. Lavigne is also the President and a Director of the Osburn Drug Company, Inc. He is a graduate of the University of Montana with a B.S. Degree in Pharmacy.

 In addition, effective as of March 14, 2005, Thomas C. Kilbourne was elected to our board of directors. Mr. Kilbourne has served in the past as a Director and Officer of Daybreak Mines from 2000 to 2004. He has a diverse background with 30 years experience in the food service, retail and financial services markets. Mr. Kilbourne has served as the Chief Financial Officer and a Director of the Osburn Drug Company, Inc since 1999.

Directors receive no annual compensation or attendance fees for serving in such capacity. With the election of Messrs. Dale Lavigne, Ronald Lavigne and Thomas Kilbourne, the board of directors is now at six members.

Appointment to Committees of the Board of Directors

Messrs. Dale Lavigne, Ronald Lavigne and Thomas Kilbourne were not appointed to any committee of the board of directors. However they may be appointed to committees of the board of directors in the future at the option of the board.

Certain Relationships and Related Transactions

There have been no transactions or proposed transactions during the last two years to which Daybreak Mines was, or was to be a party, in which any of the above persons had or was to have had a direct or indirect material interest.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

DAYBREAK MINES, INC.

(Registrant)

By:  /s/ Robert Martin

_______________________________

President

Dated:  March 14, 2005

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